Vision U.S. Government Securities Fund
Vision New York Tax-Free Fund
Vision Growth and Income Fund
Vision Capital Appreciation Fund
Supplement to Combined Prospectus dated June 30, 1997



The following information is a supplement to your combined prospectus dated June 30, 1997. We're providing it to advise you of a change in the name of Vision New York Tax-Free Fund ("Fund"), and a change to a fundamental investment policy of the Fund that were recently approved by the Fund's Board of Directors and shareholders. Both of these changes are effective as of October 6, 1997. There is no change in the investment objective of the Fund which continues to be to provide current income which is exempt from federal income tax and the personal income taxes imposed by the State of New York and New York municipalities and is consistent with the preservation of capital. Additionally, all of the Funds are eliminating the issuance of share certificates.



(Vision New York Tax-Free Fund only)

1. Effective October 6, 1997, the Vision New York Tax-Free Fund will be renamed the Vision New York Municipal Income Fund. All references in your combined prospectus to the New York Tax-Free Fund should also be changed to New York Municipal Income Fund.



2. Under the sub-section entitled "Investment Policies" under the section "Vision New York Tax-Free Fund" on page 12 of the prospectus, the Vision New York Tax-Free Fund's fundamental investment limitation currently reads as follows:

         "Under normal market conditions, at least 80% of the Fund's net assets will be invested in securities that pay interest exempt from federal income tax. For purposes of this policy, the tax-free interest must be a preference item for purposes of computing the federal alternative minimum tax."



      Please revise the above limitation to read as follows:

     "Under normal market conditions, at least 80% of the Fund's net assets will be invested in securities the interest on which is exempt from federal regular income tax. The Fund may invest in securities the interest on which may be subject to the alternative minimum tax or "AMT."



3. Please delete the section entitled "AMT Obligations" on page 13 of the prospectus.



4. Please delete the sub-section entitled "New York Tax-Free Fund--Federal Taxes" under the section "Tax Information" on page 40 of the prospectus and replace with the following:

         "Shareholders are not required to pay federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds, although tax-exempt interest will increase the taxable income of certain recipients of social security benefits. However, under the Tax Reform Act of 1986, dividends representing net interest income earned on some municipal bonds may be included in calculating the federal individual alternative minimum tax for corporations.

         The alternative minimum tax, up to 28% of alternative minimum taxable income for individuals and 20% for corporations, applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

         The Tax Reform Act of 1986 treats interest on certain "private activity" bonds issued after August 7, 1986, as a tax preference item for both individuals and corporations. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons, and other public facilities, private activity bonds provide benefits to private parties. The Fund may purchase all types of municipal bonds, including private activity bonds. Thus, should it purchase any such bonds, a portion of the Fund's dividends may be treated as a tax preference item.

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         In addition, in the case of a corporate shareholder, dividends of the
         Fund which represent interest on municipal bonds will become subject to the 20% corporate alternative minimum tax because the dividends are included in a corporation's "adjusted current earnings." The corporate alternative minimum tax treats 75% of the excess of a taxpayer's pre-tax "adjusted current earnings" over the taxpayer's alternative minimum taxable income as a tax preference item.

         "Adjusted current earnings" is based upon the concept of a corporation's "earnings and profits." Since "earnings and profits" generally includes the full amount of any Fund dividend, and alternative minimum taxable income does not include the portion of the Fund's dividend attributable to municipal obligation bonds, which are not private activity bonds, the difference will be included in the calculation of the corporation's alternative minimum tax.

         Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

     These tax consequences apply whether dividends are received in cash or as additional shares. Information on the tax status of dividends and distributions is provided annually."



5. Please delete the first paragraph of the sub-section entitled "Corporate Shareholder Information" on page 41 of the prospectus.





(All Funds)

6.   Please  replace  the  disclosure  under  the  section   "Certificates   and
     Confirmations" on page 36 of the prospectus with the following:

         "Shareholders will receive detailed confirmations of transactions (except for systematic program transactions). In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Funds will not issue share certificates."



7. Effective September 25, 1997, Vision Group of Funds, Inc. will be adding a new fund, Vision Equity and Income Fund, which is a diversified portfolio which seeks to provide current income. Capital appreciation is a secondary investment consideration. The Fund pursues its investment objective by investing in a diversified portfolio consisting primarily of income-producing equity securities of domestic companies (e.g., common and preferred stocks, convertible securities). The Fund also may invest in foreign equity securities and debt obligations. To obtain more information about this Fund and a copy of its prospectus, please call (800) 836-2211.



                                 October 6, 1997













                                    MTC709036

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Vision U.S. Government Securities Fund
Vision New York Tax-Free Fund
Vision Growth and Income Fund
Vision Capital Appreciation Fund
Supplement to Combined Statement of Additional Information dated June 30, 1997



     1. Effective October 6, 1997, the Vision New York Tax-Free Fund will be renamed the Vision New York Municipal Income Fund. All references in your combined Statement of Additional Information should also be changed to New York Municipal Income Fund.



     2. Please replace the language under the investment limitation entitled "Investing in Exempt-Interest Obligations" on page 13 of the statement of additional information with the following:

         "The Tax-Free Fund will not invest less than 80% of its net assets in securities the interest on which is exempt from federal regular income tax, except during temporary defensive periods."



                                 October 6, 1997